SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): November 8, 1996




                       CHECKERS DRIVE-IN RESTAURANTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Delaware                     0-19649                     58-1654960
----------------------------      ------------             -------------------
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)             Identification No.)





     600 Cleveland Street, 8th Floor
          Clearwater, Florida                                   34615
 ----------------------------------------                    ----------
 (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:               813-441-3500












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                        This Instrument contains 3 pages.

                           There is no Exhibit Index.

Item 5.   Other Events.
          ------------

      Checkers Drive-In Restaurants, Inc. ("Checkers") announced on November 8, 1996, that default waivers under its primary credit facility had been extended through November 12, 1996.

      On November 12, 1996, Checkers announced that default waivers had been extended through November 20, 1996.

      On November 14, 1996, Checkers announced the sale of the Company's debt under its primary credit facility to a group of entities and individuals, most of whom are engaged in the fast food restaurant business. The group of purchasers is led by CKE Restaurants, Inc., the parent of Carl Karcher Enterprises, Inc., Casa Bonita, Inc. and Summit Family Restaurants, Inc. Also participating in the acquisition is KCC Delaware, a wholly-owned subsidiary of Giant Group, Ltd. which is a controlling shareholder of Rally's Hamburgers, Inc. Waivers of all defaults have been granted through November 22, 1996, and Checkers and the purchasers intend to immediately commence negotiations for restructuring of the debt.

































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


                                    SIGNATURE
                                    ---------


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CHECKERS DRIVE-IN RESTAURANTS, INC.



                                    By:        /s/ Albert J. DiMarco
                                       ----------------------------------------
                                          Albert J. DiMarco
                                          President and Chief Executive Officer

Dated:  November 15, 1996






















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